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                                                                EXHIBIT 10.9.1


                                AMENDMENT TO THE
                             WASHINGTON MUTUAL, INC.
                     RETIREMENT SAVINGS AND INVESTMENT PLAN



        THIS AMENDMENT to the Washington Mutual, Inc. Retirement Savings and Investment Plan (the "RSIP") is made by Washington Mutual, Inc. (the "Company") on this ______ day of January 2001.

                                    RECITALS:

        WHEREAS, the Company maintains the RSIP for the benefit of its eligible employees;

        WHEREAS, the Company has acquired Bank United Corp. ("Bank United") and certain subsidiaries of PNC Bank, National Association (the "PNC Companies");

        WHEREAS, the Company has agreed to provide the former employees of Bank United and the PNC Companies who continue employment with the Company upon the closing of the Company's acquisitions of Bank United and the PNC Companies, respectively, with certain credits for eligibility and vesting service under the RSIP;

        WHEREAS, the Company desires to amend the RSIP to provide for such credits; and

        WHEREAS, the Company may amend the RSIP at any time pursuant to Article XVI thereof;

        NOW, THEREFORE, Section 2.52 of the RSIP is hereby amended by the addition of new paragraphs (24) and (25) to read as follows:

                (24) Employees who were employed by Bank United Corp. or one of its affiliates at the time that it was acquired by the Company or by one of its affiliates shall, after April 30, 2001, be credited with Service for service with Bank United Corp.

                (25) Employees who were employed by a subsidiary of PNC Bank, National Association ("PNC"), as of the date in 2001 when such subsidiary was acquired by the Company and who were employed by the Company upon the closing of such acquisitions shall be credited with Service for service with PNC.


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        IN WITNESS WHEREOF, the undersigned, an authorized officer of the
Company, has executed this amendment on the day and year first written above.



                                            WASHINGTON MUTUAL, INC.


                                            By:________________________________
                                            Its:_______________________________